BIG 4 ONEFUNDS

Big 4 OneFund

(Investor Class Shares – FOUIX)
(Institutional Class Shares – FOURX)

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Supplement dated July 1, 2015
To the Fund’s Prospectus dated September 19, 2014
(as supplemented from time to time)

* * * * * * * *

The first sentence in the section titled “Dividends, Distributions and Taxes” is hereby replaced in its entirety with the following:

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions. Dividends from net investment income, if any, are declared and paid quarterly for the Fund. The Fund intends to distribute annually any net capital gains.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE